October 2024 Unique biology Precision therapeutics Broad impact Exhibit 99.1

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 trial of FHD-286 in combination with decitabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data, and the planned Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward- looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is the Pioneer in Chromatin Biology, an Untapped Area for Therapeutics 3 What if … It were possible to develop a therapeutic approach to treat half of all cancers? Chromatin biology is implicated in up to 50% of tumors ~2.5 million cancer patients Potential for therapeutic area expansion (e.g., I&I)

| Chromatin Regulatory System Orchestrates Gene Expression; Multiple Opportunities for Targets and Therapeutics 4 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Helicases & Other Chromatin Binding Proteins involved in gene expression / function Gene expression in the right cells at the right time is critical for normal growth, development, and homeostasis

Foghorn has Progressed Multiple Programs Against Challenging Targets

SMARCA2 / SMARCA4: Implicated across solid and hematologic malignancies Challenge: Can dual inhibition yield clinical benefit?	**FHD-286** dual inhibitor in the clinic Data H2 '24
SMARCA2: Potential in up to 5% of all solid tumors Challenge: Industry has failed to develop a selective inhibitor	**FHD-909** first selective inhibitor in the clinic
CBP: Role in bladder, colorectal, breast, gastric, lung cancers Challenge: Toxicities with dual inhibition, difficulty engineering selectivity	**Selective CBP Degrader** IND enabling studies anticipated by end of year
EP300: Role in both solid and heme malignancies Challenge: Toxicities with dual inhibition, difficulty engineering selectivity	**Selective EP300 Degrader** IND enabling studies anticipated in 2025
ARID1B: Role in ovarian, endometrial, colorectal cancer Challenge: Industry has had no success with selective target engagement	**Selective ARID1B binder identified.** Critical step towards degradation

SMARCA2 = BRM
SMARCA4 = BRG1

… and more.

5

| Foghorn’s Gene Traffic Control® Platform Designed to Deliver Precision, First-in-Class Therapeutics: Integrated, Scalable, Efficient, Repeatable 6 1. Chromatin Biology • Bioinformatics • Genomics • Epigenomics 2. Assays & Biochemistry Capabilities 3. Chemistry & Drugging • Selective, small molecules (inhibitors, protein degraders, TF disruptors) • Protein degradation platform • Formulation & long-acting delivery Identify Dependencies Legend: Patents | Know How / Trade Secret “What to Drug” “How to Drug” Deep mechanistic understanding of chromatin regulatory system Biology first, small molecule modality agnostic Engineering selectivity via unique assays and protein capabilities • Protein purification, production & interrogation • High fidelity, difficult to make proteins • In silico modeling and computational chemistry “Where to Drug”

Foghorn's Unique Platform Capabilities Evolved from Drugging a Specific Chromatin Remodeling Complex (BAF)*

Challenge: produce, manipulate, study, and drug a 1.5 megadalton multi-protein complex

Assays and Biochemistry Capabilities

- Purification & recombinant production of large proteins and protein complexes
- Biochemistry & biophysics of intrinsically disordered proteins
- High throughput screening for binders and inhibitors

BAF Chromatin Remodeling Complex



Challenge: drug highly similar proteins that have no enzymatic function

Protein Degrader Platform

- Proprietary linker library
- Suite of assays specific to degradation (i.e., synthesis kinetics, degradation kinetics)
- Optimal E3 ligase pairing
- Ternary complex modeling
- Long-acting formulation technology

Current and Future Applications

- **Selectively drugging highly similar proteins / hard to drug proteins**
- **Disease area expansion**
- **Going beyond chromatin – novel biology with complex proteins**
- **Payloads for ADCs***

*Brahma-Associated Factor (BAF). Antibody Drug Conjugates (ADCs).

7

| The Next Foghorn Chapter: Delivering Multiple Potential Blockbusters into the Clinic 8 Pioneering BAF and Chromatin Biology (2016 – 2020)  Built platform and developed deep understanding of biology  Producing BAF and transcription factors at scale  Demonstrated druggability of chromatin regulatory system  Lilly strategic collaboration  FHD-286 demonstrated mutation-agnostic differentiation effect in acute myeloid leukemia (AML)  Initiated efforts on CBP and EP300  Expansion of protein degrader platform • Proof of concept data for SMARCA2 Selective Inhibition (FHD-909) in NSCLC* • Registrational trials for FHD-286 in AML • Potential for 5 additional INDs • Pipeline, platform, disease area expansion Differentiation POC, Platform & Pipeline Expansion (2021 – 2023) Progress Multiple High Value Assets into the Clinic (2024 – 2027) *Non-small cell lung cancer (NSCLC)

Foghorn Is Advancing a Pipeline of First-in-Class Precision Therapeutics with Potential for Broad Application in Oncology …

Modality	Program	Disease	Discovery	Pre-Clinical	Phase 1	Phase 2 / 3	Commercial Rights
Enzyme Inhibitors	FHD-286 (SMARCA2 / SMARCA4)	Relapsed/Refractory AML					FOGHORN THERAPEUTICS
	FHD-909* (Selective SMARCA2)	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)					Lilly FOGHORN THERAPEUTICS
	Partnered Undisclosed	Undisclosed					Lilly FOGHORN THERAPEUTICS
Protein Degraders	Selective SMARCA2	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)					Lilly FOGHORN THERAPEUTICS
	Selective CBP	EP300 mutant cancers (e.g., bladder, gastric, breast, NSCLC, colorectal)					FOGHORN THERAPEUTICS
	Selective EP300	EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., NSCLC, bladder)					FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A mutant cancers (e.g., ovarian, endometrial, colorectal)					FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed					FOGHORN THERAPEUTICS
3 Discovery Programs	Undisclosed	Undisclosed					Lilly FOGHORN THERAPEUTICS



*LY4050784
SMARCA2 = BRM
SMARCA4 = BRG1

9

… with Multiple Near-Term Value Inflection Points through 2026

Program	Milestone	Timing
FHD-286	AML Combination Dose Escalation Data	Q4 2024
FHD-909 (Selective SMARCA2 Inhibitor)	Phase 1: First Patient Dosed	October 2024
	Phase 1 Dose Escalation Data	Confidential
Selective SMARCA2 Degrader	IND Filing / Phase 1 Initiation	Confidential
Selective CBP Degrader	Initiate IND-Enabling Studies	Year End 2024
Lilly Target #2	Target Disclosure and IND Filing	Confidential
Selective EP300 Degrader	Initiate IND-Enabling Studies	2025
Selective ARID1B Degrader	Development Candidate	H1 2026

SMARCA2 = BRM
SMARCA4 = BRG1

10

| Potential Multi-Billion Dollar Opportunities in Oncology 11 Foghorn Owned Selective CBP Degrader Selective EP300 Degrader Lilly Target #3 Selective ARID1B Degrader FHD-286 (R/R AML, Other) Potential for therapeutic area expansion (e.g., immunology and inflammation) Partnered w Lilly $500M to $2B Market Opportunities Each Greater than $2B Market Opportunities Each Selective SMARCA2 Inhibitor (FHD-909) Selective SMARCA2 Degrader Lilly Target #2

Clinical & Pre-Clinical Programs • FHD-286 – Dual SMARCA2 / SMARCA4 Inhibitor • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Program

FHD-286: Dual SMARCA2 / SMARCA4 Inhibition Targeting BAF Dependency in Cancer FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complexSMARCA2 = BRM SMARCA4 = BRG1

Exploring BAF Dependency in Cancer with FHD-286 – Potent, First-in-Class, Oral Dual Inhibitor of SMARCA2 and SMARCA4



FHD-286
BAF ATPase:
SMARCA2 / SMARCA4

FHD-286:

- **Allosteric modulation inhibiting the activity of both SMARCA2 and SMARCA4**
- **Oral, daily, potent, first-in-class, small molecule inhibitor**

Current and Potential Future Opportunity

Mutations	Pre-clinical data support ability to address BAF mutations
Differentiation	Clinical and pre-clinical data demonstrated broad-based differentiation across AML and multiple solid tumors
Overcoming Drug Resistance	Pre-clinical data support ability to overcome drug resistance (i.e., EGFR NSCLC, enzalutamide-resistant CRPC, PD-1 refractory)
Immune Modulation	Clinical data demonstrated an increase of CD8+ T-cells and a reduction of T-regulatory cells

14

Significant Opportunity for Novel, Effective Therapy in Patients with R/R AML

Initial FHD-286 Opportunity

Most cases of AML are not curable

- >50% of patients relapse
- Intensive chemo – still standard of care

40% of AML cases have no actionable mutations

- No meaningful developments for broad AML patient population since Venetoclax
- Recent developments focused on actionable mutations (e.g., FLT3, IDH1/2, MLL**)

~17,000 Drug Treatable R/R Patients*

- **Post Ven/Aza:**
  - **No standard of care**
  - **CRc rates 15-17%**
  - **Median OS ~3mo**
- **High unmet need**

FHD-286 Opportunity: R/R Patients and Potentially Newly Diagnosed Patients

*Source: Decision Resources Group 2025 Forecast; **Menin inhibitors not yet approved; R/R: relapsed/refractory; CRc: composite complete response*

15

| FHD-286 Demonstrated Promising Mutation-Agnostic Differentiation Effects in Single Agent Phase 1 Trial 16 Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK1 Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases

Dose Escalation Trial Design in Combination with Decitabine in AML

Target Indication:

- R/R AML

Treatment Plan & Dose Escalation:

- 3+3 escalation design
- Oral FHD-286, QD, 28-day cycles
- Standard decitabine dose schedule



Subjects on a triazole antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 1.5 mg QD + Decitabine
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Subjects NOT on a triazole antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Parallel Dose Escalations
Potential Next Steps:
FHD-286 + Decitabine Expansion
FHD-286 + Other Agent Escalation

Key Objectives	
Primary	• Safety/Tolerability • Maximum Tolerated Dose (MTD) and/or Recommended Phase 2 Dose (RP2D) determinations
Secondary	• Preliminary clinical activity • PK parameters of FHD-286 in combination with Decitabine in subjects on/off triazole antifungal agents classified as strong CYP3A4 inhibitors
Exploratory	• PD effects of FHD-286 in combination with Decitabine • MRD

17

Pre-Clinical Data Demonstrated Combination Potential with Multiple Agents in AML

FHD-286 + decitabine

(MLL-AFP + FLT3 TKD Luc/GFP PDX)


6 weeks Rx
% Survival
100
75
50
25
0
0
20
40
60
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=7)
1 mg/kg decitabine (n=7)
FHD-286 + decitabine (n=8)
***
*
*

FHD-286 + cytarabine

(MV4, 11 FLT3 ITD CDX)


3 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
Days, post-inoculation
Vehicle (n = 8)
1.5 mg/kg FHD-286 (n = 8)
30 mg/kg Cytarabine (n = 8)
FHD-286 + cytarabine (n = 8)
**
****

FHD-286 + menin inhibitor

(mtNPM1 + FLT3 ITD Luc/GFP AML PDX)


8 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
200
250
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
50 mg/kg B.I.D. SNDX-5613 (n=8)
FHD-286 + SNDX-5613 (n=8)
****
****
****
****

SNDX-5613: Menin inhibitor

FHD-286 + BET inhibitor

(mtNPM1 + FLT3 ITD Luc/GFP AML PDX)


8 weeks Rx
% Survival
100
75
50
25
0
0
25
50
75
100
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
30 mg/kg OTX015 (n=7)
FHD-286 + OTX015 (n=7)
****
****
****
****

18

| FHD-286 Has Potential in Multiple High-Value Oncology Indications 19 R/R AML combinations (e.g., decitabine, menin inhibitors, others) Other Hematologic and Solid Tumors TKI Combination Front-Line AML Combination

Selective SMARCA2 Modulators For SMARCA4 Mutated Cancers FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complexSMARCA2 = BRM SMARCA4 = BRG1

FHD-909, SMARCA2 Selective Inhibitor in Phase 1 Trial; Selective SMARCA2 Degrader Continues Late-Stage Pre-Clinical Development

	SMARCA2 Selective Inhibitor (FHD-909*)	SMARCA2 Selective Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Stage	Phase 1 dose escalation trial	Advancing in parallel through late pre-clinical development
Opportunity	SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

21

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 22 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 23 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| SMARCA4 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations2Overall Survival for SMARCA4wt vs SMARCA4mut1 Patients with NSCLC Harboring SMARCA4 Mutations Have Significantly Worse Clinical Outcomes and Define a High Unmet Need Patient Population 24 SMARCA4 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% 1. Alessi JV, et al., 2021; 2. TCGA via cBioPortal

FHD-909 Demonstrated Approximately 33-fold Selectivity Across 17 SMARCA4 Mutant and Wild-Type Cell Lines *In Vivo*



Absolute IC50 (µM)
1
0.1
0.01
0.001
0.0001
Selectivity = 33x
SMARCA4 WT (SMARCA2 & SMARCA4)
SMARCA4 MUT (SMARCA2 Only)
SMARCA4 (WT)
NCI-H2122
CALU6
NCI-H2172
NCI-H441
NCI-H2170
NCI-H460
NCI-H1703
NCI-H358
NCI-H2009
SMARCA4 (MUT)
NCI-H1944
NCI-H1299
A549
RERFLCAI
NCI-H1693
NCI-H1568
NCI-H2023
NCI-H838

	Median IC_{50} (µM)
SMARCA4 WT	0.0932
SMARCA4 MUT	0.0028

Spread in potency for wild type versus mutant cell lines indicates

33-fold selectivity observed

25

| FHD-909 Monotherapy Demonstrated Regression In Vivo in H2126 SMARCA4 Mutant NSCLC Model and Was Well Tolerated 26 H2126 Reduction in Tumor Volume H2126 Body Weight Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate T u m o r v o lu m e (m m 3 ) 0 7 14 21 28 80 90 100 110 120 Days of Dosing (Dose Start Day1)

| RERF-LC-AI Model FHD-909 Monotherapy Demonstrated 96% TGI in A549 and Tumor Stasis in RERF-LC-AI Mutant NSCLC Models 27 A549 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background Genetic Background FHD-909 20mg/kg, BID, PO FHD-909 40mg/kg, BID, PO Vehicle Control

| FHD-909 Monotherapy Demonstrated Regression in H1793 SMARCA4 Mutant NSCLC Model 28 H1793 Model • FHD-909 delivered across range of SMARCA4 mut xenograft models • Results ranging from impressive TGI to regression as monotherapy • All doses across all four models were well tolerated NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO SMARCA4, E514*, TP53 R209* R273H, ARID1A C884*Genetic Background

| FHD-909 Trial Design • Restricted to SMARCA4 mutated tumors • SMARCA4 mutant status confirmed by standard NGS panel • Further enrichment for NSCLC patients as trial progresses • Tumor histology agnostic 29 Dose Escalation Dose Expansion • Arm 1: SMARCA4 mutant NSCLC • Arm 2: Other SMARCA4 mutant tumors (e.g., bladder, endometrial, colorectal) • Potential for combination arm(s)

| SMARCA2 Selective Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 30 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data % Inhibition of Cell Growth SMARCA2 SMARCA4 % D eg ra d at io n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 Data as of Q4 2021

| CBP and EP300 Proteins – A Decades Long Challenge in Selectivity 31 • CBP and EP300 are chromatin regulators and histone acetyltransferases • CBP and EP300 are virtually identical, thus achieving selectivity is a significant challenge • Dual targeting has revealed tolerability and safety issues Foghorn is working on two separate programs, each with their own defined dependencies and patient populations

Selective CBP Protein Degrader For EP300 Mutated Cancers

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 33* Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data. • CREB binding protein (CBP) • Targeted protein degrader Target / Approach • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Initial Indication • EP300 mutated cancers Mutation / Aberration • Pre-clinicalStage • Over 100,000 New Patients Impacted / Year* 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| Selective CBP Degradation Resulted in Significant Tumor Growth Inhibition in Colorectal & Bladder and Regression in Gastric EP300 Null Models 34

| Bone Marrow Staining (In Vivo)Platelet Counts Post Two Weeks of Dosing (In Vivo) Pre-Clinical Studies Indicate Selective CBP Degradation Did Not Show Thrombocytopenia and Spares Megakaryocytes In Vivo 35 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Vehicle FHT-CBPd, 10mg/kg, sc, QD Dual BD inhibitor, 30mg/kg, p.o, BID FHT-CBPd Dual CBP/EP300 Inhibitor Vehicle Dual CBP / EP300 InhibitorControl Rat Control dCBP-10 10mg/kg QD Mouse Megakaryocyte Hypoplasia Megakaryocyte Sparing

# Pre-Clinical Studies Indicate Long-Acting Injectable Formulations of CBP Degrader Could Enable At Least Once Every 2 Weeks Dosing

## dCBP-9 PK/PD (60mg/kg, sc)


CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

## dCBP-9 PK/PD (150mg/kg, sc)


CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

## dCBP-9 PK/PD (150mg/kg, im)


CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

36

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 38 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • E1A binding protein p300 (EP300) • Targeted protein degrader Target / Approach • AR+ Prostate • DLBCL • Bladder, melanoma, others Initial Indications • EP300 dependent cancers • CBP mutant cancers Mutation / Aberration • Pre-clinicalStage • Over 100,000 New Patients Impacted / Year* Commercial Opportunity EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

# EP300 Degradation Results in Significant Tumor Growth Inhibition in AR+ VCAP Prostate and KARPAS422 DLBCL Models

## Prostate
*AR+ VCAP Model*



Vehicle Control
Enzalutamide, 30mg/kg, QD
FHT-EP300d, 50mg/kg, BID
Tumor Volume (mm³ ± SEM)
2,000
1,500
1,000
500
0
5
10
15
20
25
30
35
40
45
50
Days After Tumor Inoculation
Body Weight Change (%)
20
15
10
5
0
-5
-10
-15
-20
10
20
30
40
50
Days After Tumor Inoculation

## DLBCL
*KARPAS422 (CBP Null) Model*



Vehicle Control
FHT-EP300d, 10mg/kg, (BID)
FHT-EP300d, 20mg/kg, (BID)
FHT-EP300d, 50mg/kg (BID)
Tumor Volume (mm³ ± SEM)
2,000
1,500
1,000
500
0
5
10
15
20
25
30
35
40
45
Days After Tumor Inoculation
Body Weight Change (%)
20
10
0
-10
-20
5
10
15
20
25
30
35
40
45
Days After Tumor Inoculation

39

| Selective EP300 Degradation Does Not Show Thrombocytopenia In Vivo 40 Platelet Counts Post Two Weeks of Dosing (In-Vivo) PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Vehicle FHT-EP300d, 50mg/kg, sc, BID Dual BD inhibitor, 30mg/kg, p.o, BID FHT-EP300d Dual CBP/EP300 Inhibitor Vehicle

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers

| ARID1B is a Major Synthetic Lethal Target Implicated in Up To 5% of All Solid Tumors 42* Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • ARID1B • Targeted protein degrader Target / Approach • ARID1A mutated cancersInitial Indication • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Mutation / Aberration • Pre-clinicalStage • > 175,000 New Patients Impacted / Year* ARID1A ARID1B ~5% of all solid tumors harbor ARID1A mutations Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

Compound Screening and Structure-Based Optimization Yielded Selective ARID1B Binders

Identification of Selective ARID1B Binders



ARID1A Affinity
>2x selectivity for ARID1B
ARID1B Affinity

- Mapped and purified several potential ligandable regions of ARID, which were then screened against various compound libraries
- Characterized binding using multiple biochemical and biophysical techniques: e.g., DSF, ASMS, NMR, and SPR

X-Ray Crystal Structures Detail Selective ARID1B Binding



- Determined X-ray crystal structure of ARID ligandable domains with specific binders
- Leveraged these structures to drive binding affinities and expand binding chemotypes

43

| Structure-Based Optimization Drove Improved ARID1B Binding Affinity from 100 uM to less than 200 nM 44 1.4 Å co-xtal structure 2.0 Å soak structure 1.7 Å soak structure ARIDb-2 ARID1B Kd: 15 uM ARIDb-1 ARID1B Kd: 100 uM ARIDb-3 ARID1B Kd: 0.5 uM ARIDb-9 ARID1B Kd: 0.2 uM 1.9 Å co-xtal structure Gen 1: Screening Hit Gen 2: Early Optimization Gen 3: Sub-uM Affinity

… with Multiple Near-Term Value Inflection Points through 2026

Program	Milestone	Timing
FHD-286	AML Combination Dose Escalation Data	Q4 2024
FHD-909 (Selective SMARCA2 Inhibitor)	Phase 1: First Patient Dosed	October 2024
	Phase 1 Dose Escalation Data	Confidential
Selective SMARCA2 Degrader	IND Filing / Phase 1 Initiation	Confidential
Selective CBP Degrader	Initiate IND-Enabling Studies	Year End 2024
Lilly Target #2	Target Disclosure and IND Filing	Confidential
Selective EP300 Degrader	Initiate IND-Enabling Studies	2025
Selective ARID1B Degrader	Development Candidate	H1 2026

SMARCA2 = BRM
SMARCA4 = BRG1

45 |

| Developing First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 46 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $285.2 million in cash and equivalents (as of 6/30/2024) Cash runway into 2027 Shares outstanding: approximately 62.5M* Value Drivers Anticipate data from the Phase 1 trial of FHD-286 in combination with decitabine in Q4’24 SMARCA2 Selective Inhibitor (FHD-909), partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (SMARCA2 Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes common shares outstanding as of 6/30/2024 as well as common stock and pre-funded warrants issued as part of May 2024 financing

October 2024 Unique biology Precision therapeutics Broad impact

Appendix

| Lilly Collaboration Validates Foghorn Approach: Significant Upfront and Deal Economics 49 $380 Million Up-front $300 million cash $80 million in Foghorn common stock at a price of $20 per share Three Undisclosed Discovery Programs Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid-single digit to low- double digit range $1.3 billion in potential milestones 50/50 U.S. Economics on Two Programs 50/50 U.S. economic split on SMARCA2-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels

FHD-286: Dual SMARCA2 / SMARCA4 Inhibition Targeting BAF Dependency in Cancer Additional Information

| Potential First-in-Class Mutation-Agnostic Differentiation Agent With Significant Combination Potential in AML 51 Completed Phase I Monotherapy Safety and Efficacy Results Ongoing Phase I Combination Trial Efficacy • Differentiation observed in heavily pre-treated patients, regardless of mutational status • Multiple patients with bone marrow and peripheral blast improvements and associated ANC recovery Safety • Adverse data observed to be profile consistent with late- line AML population • Most frequent ≥ grade 3 TRAEs: increased blood bilirubin, hypocalcemia, differentiation syndrome (DS), stomatitis, increased ALT • Adjudicated Differentiation Syndrome rate of 15% • Phase I dose escalation trial evaluating oral daily dosing of FHD-286 with fixed dose decitabine or cytarabine • Standard 3+3 dose escalation design • Data anticipated in H2’2024

Peripheral Blood and Bone Marrow Blast Count Reduction Led to ANC Recovery in a Subset of Patients

Diagnosis	Dose Level	Mutations	Cytogenetic Risk	Cycles on Study	ANC Recovery	Peripheral Starting Blast %	Peripheral Min Blast %	Peripheral Blast % Change	BMA Starting Blast %	BMA Min Blast %	BMA Blast % Change
AML	10mg	N/A	Adverse	2.2	**YES**	15	0	(100)	40	6	(85)
AML	10mg	DNMT3A, U2AF1, DDX41, CUX1, TP53	Adverse	0.5	N	20	0	(100)	13	2	(85)
AML	10mg	NRAS, SF3B1	Intermediate	7.3	N	2	0	(100)	12	5	(58)
AML	10mg	NRAS, BRCA1, MEN1, CDKN1Ap	Adverse	0.3	N	80	11	(86)	52	-	-
AML	10mg	D17Z1, TP53	Intermediate	0.6	N	9	1	(89)	9	-	-
AML	10mg	GATA2, ETV6, KDR	Intermediate	1.4	N	2	2	0	5	-	-
AML	7.5mg	RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK1	Intermediate	2.9	N	83	1	(99)	83	2	(98)
AML	7.5mg	ASXL1, TP53, U2AF1	Adverse	1.3	N	-	5	-	36	14	(61)
AML	7.5mg	KMT2A rearrangement	Adverse	2.8	**YES**	97	5	(95)	89	48	(46)
AML	7.5mg	N/A	Adverse	4.1	**YES**	28	4	(86)	25	15	(40)
* MDS	7.5mg	DNMT3A, TP53	Adverse	1.4	N	-	0	-	8	5	(38)
AML	7.5mg	DNMT3A, KRAS, NRAS	Adverse	1.8	N	32	2	(94)	47	49	4
AML	7.5mg	CBFB (locus at 16q22)	Favorable	1.7	**YES**	32	0	(100)	27	29	7
AML	7.5mg	N/A	Adverse	0.1	N	35	19	(46)	72	-	-
AML	7.5mg	ASXL1, BCOR, FLT3ITD, NF1, CBL, H1-B, NFE2	Adverse	0.7	N	8	7	(13)	25	-	-
AML	7.5mg	N/A	-	0.5	N	0	0	0	8	-	-
AML	7.5mg	NRAS, ASXL2, SRSF2	Adverse	0.1	N	93	-	-	17	-	-
AML	7.5mg	ASXL1, DNMT3A, TET2, TP53	Adverse	0.5	N	-	4	-	-	-	-
AML	7.5mg	FLT3ITD	Favorable	0.8	N	0	39	-	12	-	-

* MDS Patient

52

Peripheral Blood and Bone Marrow Blast Count Reduction Leading to ANC Recovery in a Subset of Patients

Diagnosis	Dose Level	Mutations	Cytogenetic Risk	Cycles on Study	ANC Recovery	Peripheral Starting Blast %	Peripheral Min Blast %	Peripheral Blast % Change	BMA Starting Blast %	BMA Min Blast %	BMA Blast % Change
AML	5mg	RUNX1, NRAS, ASLX1	Adverse	3.1	**YES**	29	0	(100)	35	12	(66)
AML	5mg	N/A	Adverse	8.0	N	-	2	-	11	7	(36)
AML	5mg	N/A	Adverse	1.8	**YES**	6	0	(100)	24	16	(33)
AML	5mg	ASXL1, DNMT3A, KRAS, PTPN11, WT1, GRIN2AWT1	Adverse	2.0	N	32	38	19	49	52	6
* MDS	5mg	RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2	Adverse	1.0	**YES**	5	13	160	11	14	27
* MDS	5mg	DNMT3a, TET2	Intermediate	1.9	**YES**	0	0	0	1	2	100
AML	5mg	TET2, WT1, GATA2, PLCG2, ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2	Intermediate	1.7	**YES**	9	0	(100)	18	46	156
AML	5mg	KRAS, PTNP11, IRF8, MSH6, RUNX1	-	1.3	N	17	7	(59)	-	80	-
AML	5mg	TP53	Adverse	0.7	N	41	20	(51)	18	-	-
AML	5mg	TP53	Adverse	0.5	N	44	35	(20)	55	-	-
AML	5mg	PPM1D, TP53	Adverse	0.5	N	15	12	(20)	18	-	-
AML	5mg	KRAS, TET2	Adverse	0.6	N	37	32	(14)	56	-	-
* MDS	5mg	ASXL1, DNMT3A, IDH1, SRSF2, SF3B1, TET2	-	0.4	N	0	0	0	0	-	-
AML	5mg	N/A	Adverse	0.5	N	10	11	13	-	-	-
AML	5mg	ASXL1, NRAS, EP300, STAG2, RUNX1, TET2	Adverse	0.1	N	25	32	25	11	-	-
AML	5mg	CEBPA, KMT2C, NCOR1, CBL	-	0.3	N	48	75	56	64	-	-
AML	2.5mg	NRAS, WT1	Adverse	1.4	N	36	62	72	45	74	64
AML	2.5mg	BCR/ABL, PMLRARA, RUNX1, TET2	-	2.4	N	68	28	(59)	30	-	-
AML	2.5mg	N/A	Adverse	0.8	N	7	0	(100)	22	-	-
AML	2.5mg	DNMT3A, KRAS, TP53	Adverse	0.8	N	28	40	46	45	-	-
AML	2.5mg	DNMT3A, TP53	Adverse	1.0	N	4	-		25	-	

* MDS Patient

53 |

Signs of Differentiation in Heavily Pre-Treated, Secondary AML Patient with Abnormal Karyotype in Phase 1 Dose Escalation Trial

Patient Background:
- 47-year-old male, secondary AML
- Abnormal karyotype: Del (7Q), Inv (3), Der (7;12), -8, ADD(1)

Prior AML Treatment:
- Progressive disease: 4 lines prior treatment and 2 bone marrow transplants

Prior non-AML treatment:
- MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4.

Initiation of FHD-286 at 10 MG Dose:
- Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery.

Bone Marrow Blast Reduction from 40% to 6%



Bone Marrow Aspirate: Clear Evidence of Differentiation



54

| Absolute Neutrophil Count (ANC) Peripheral Blast Count Clinical Benefit in Heavily Pre-Treated Patient in Phase 1 Dose Escalation Trial 55 100% 0% 50% 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 1st SCT 2nd SCT Patient Background: • 25-year-old male, treatment-related AML • KMT2A rearrangement Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) Initiation of FHD-286 at 10 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 Initiation of FHD 286

Transcription Factors A Novel Approach FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Foghorn’s Novel Approach to Drugging Transcription Factors Enabled by Its Protein Production and Discovery Capabilities 57 • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities • Druggable binding pockets • Druggable affinities Transcription Factors are Compelling Drug Targets… …But Historically Difficult to Target… Foghorn Has a New Approach Focusing on Interaction with BAF HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS

| Transcription Factors Bind to BAF Directly with Specificity; Unique Insights into Where and How Transcription Factors Bind 58 Mass spec. foot-printing Pull-down assays Foghorn’s collection of BAF sub-complexes and domains Biophysical Biochemical Structural AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 Mapping the TF-BAF Interaction Validating the TF-BAF Interaction SPI1 TF B TF C TF D

October 2024 Unique biology Precision therapeutics Broad impact